UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2021

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the previously announced changes to its corporate governance structure, on March 8, 2021, Apollo Global Management, Inc. (the “Company” or “AGM” and together with its consolidated subsidiaries, “Apollo”) entered into a binding governance term sheet (the “Term Sheet”) with Leon Black, Marc Rowan and Josh Harris (collectively, the “Principals”). The Term Sheet sets forth a number of changes to the Company’s governance structure and a timeline for their implementation, which are summarized below. Implementation of the provisions of the Term Sheet remains subject to regulatory and stockholder approvals, and there can be no certainty on the consummation or the timing of these changes.

Composition of Board

The Term Sheet provides that the board of directors of the Company (the “Board”) will be increased to 15 members, consisting of the existing members of the Board and three additional new independent directors, who will be appointed by the Principals, on behalf of the Class C Stockholder of the Company.

In the event that Apollo (or one of its affiliates) consummates the previously announced transactions contemplated by the Agreement and Plan of Merger, dated March 8, 2021 (the “Merger Agreement”), by and among the Company, Athene Holding Ltd. (“Athene” or “AHL”), Tango Holdings, Inc. (“Holdco”) and the other parties thereto, four additional directors selected by the disinterested members of the board of directors of Athene shall also serve on the Board (each such director, an “Athene Director”).

Each director will serve for a term of one year expiring at the subsequent annual meeting of stockholders. If the size of the Board is subsequently changed, the Board will use its reasonable best efforts to ensure that two-thirds of its directors are “independent” as such term is defined by the applicable rules and regulations of the New York Stock Exchange (the “NYSE”) and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Board Committees

The Term Sheet provides that the Board shall create a nominating and corporate governance committee, a compensation committee, as well as any other committees the Board deems necessary and advisable from time to time in compliance with the applicable rules and regulations of the NYSE and the Exchange Act. Additionally, at the start of the Board’s annual term, the Board shall designate, subject to consultation with and the approval of all independent directors, a lead independent director. Jay Clayton shall continue to serve as the initial lead independent director.

The Term Sheet further provides that no later than March 31, 2022 or upon consummation of the transactions contemplated by the Merger Agreement, the Board shall create a new executive committee (the “New Executive Committee”), which shall replace the existing executive committee. For its first year, the New Executive Committee shall consist of Jay Clayton, as the committee’s Chairman, and Leon Black, Marc Rowan and Josh Harris. Following its first year, the New Executive Committee shall consist of no more than seven members, with the specific size to be determined by the Board. Each of Leon Black, Marc Rowan and Josh Harris shall serve on the New Executive Committee for so long as he satisfies the Ownership Threshold (as defined below). The New Executive Committee shall have such duties as delegated to it by the Board and will be responsible generally for managing the affairs of the Board between its meetings.

Elimination of Up-C Structure

The Term Sheet specifies that, as promptly as practicable following the receipt of all required regulatory approvals, the Principals will convert the single share of Class B common stock, par value $0.00001 per share, of the Company that is held by BRH Holdings GP, Ltd. into shares of preferred stock of the Company (the “Series I Preferred Stock”) equal in number to the outstanding units (the “AOG Units”) of the Apollo operating group. Each share of Series I Preferred Stock shall be entitled to one vote on each matter properly presented to the stockholders of the Company.

Upon the issuance of the Series I Preferred Stock, the Principals shall cause AGM Management, LLC to surrender to the Company the sole share of Class C common stock, par value $0.00001 per share, of the Company (the “Class C common stock”).

The Term Sheet additionally provides that, on or prior to June 30, 2022, as designated by the Company, which date shall coincide with the consummation of the transactions contemplated by the Merger Agreement, provided that if the transactions contemplated by the Merger Agreement shall not have been consummated by June 30, 2022, then the Mandatory Exchange Date shall be June 30, 2022 (such date, the “Mandatory Exchange Date”), a wholly-owned subsidiary of a newly formed holding company (“NewCo”) will merge with and into the Company, with the Company to be the surviving company in the merger. Upon consummation of this merger, each holder of a share of Class A common stock will receive on a tax-free basis shares of Class A common stock of NewCo and will no longer hold any equity interests in the Company.

Additionally, on the Mandatory Exchange Date all AOG Units beneficially owned by each holder of AOG Units (other than Athene) (each, an “AOG Unit Owner”) shall be transferred to NewCo and one or more of its affiliates in a series of transactions in exchange for (i) such number of shares of Class A common stock of NewCo equal to the aggregate number AOG Units beneficially owned by the AOG Unit Owners as of immediately prior to the Mandatory Exchange (such AOG Units, the “Outstanding AOG Units”) and (ii) an aggregate amount in cash equal to the product of (a) number of Outstanding AOG Units multiplied by (b) $3.66, payable over a period of four years in equal quarterly installments (the “AOG Unit Payment”); provided, however, that in the event that the Company consummates the transactions contemplated by the Merger Agreement simultaneously with the Mandatory Exchange, the AOG Unit Payment shall be payable over the period between the date on which the transactions contemplated by the Merger Agreement are consummated and the third anniversary of the Mandatory Exchange Date in equal quarterly installments (such transactions collectively, the “Mandatory Exchange”).

The Term Sheet also states that the Amended and Restated Tax Receivable Agreement, dated as of May 6, 2013, as amended on September 5, 2019, shall not be applicable for the Mandatory Exchange, but shall remain in effect for any exchanges occurring prior to the Mandatory Exchange Date.

Stockholder Agreements

The parties to the Term Sheet agreed that, upon the surrender by AGM Management, LLC of the Class C common stock to the Company, the Company shall enter into a separate stockholder agreement with each of Leon Black, Marc Rowan and Josh Harris (each, a “Stockholder Agreement”). Among others, each Stockholder Agreement will provide such Principal with nomination rights to the Board, which nomination shall be supported by the Company and each other Principal, for so long as such Principal’s family group beneficially owns at least $400.0 million in value or 10 million in number of shares of the Company’s common stock (or their equivalent) (the “Ownership Threshold”), which nomination rights shall transfer upon the death or disability of such Principal to his estate or a successor reasonably acceptable to the nominating and corporate governance committee of the Board. Additionally, each Stockholder Agreement will provide that such Principal shall be entitled to a seat on the New Executive Committee until he no longer serves on the Board and that such Principal shall resign from the Board in the event that such Principal no longer meets the Ownership Threshold. Each Stockholder Agreement will specify that the Company has agreed not to make non-pro rata distributions or payments to any Principals without the consent of the other Principals and to also refrain from actions inconsistent with the terms of the Stockholder Agreement or in a manner that is discriminatory as to one or more of the Principals. Each Stockholder Agreement shall also set forth certain confidentiality obligations on, and certain information rights granted to, such Principal.

The description of the Term Sheet is qualified in its entirety by reference to the text of the Term Sheet, which will be filed with the next periodic report of the Company.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 to this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Additional Information Regarding the Transaction and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction involving Holdco, AGM and AHL. The proposed transaction will be submitted to the stockholders of AGM and the shareholders of AHL for their respective consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive joint proxy statement/prospectus, which will be mailed to the stockholders of AGM and the shareholders of AHL. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, AS APPLICABLE, INVESTORS AND SECURITY HOLDERS OF AGM AND AHL ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about AGM and AHL, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by AGM will be available free of charge under the “Stockholders” section of AGM’s website located at http://www.apollo.com or by contacting AGM’s Investor Relations Department at (212) 822-0528 or APOInvestorRelations@apollo.com.

Copies of the documents filed with the SEC by AHL will be available free of charge under the “Investors” section of AHL’s website located at http://www.athene.com or by contacting AHL’s Investor Relations Department at (441) 279-8531 or ir@athene.com.

Participants in the Solicitation

AGM, AHL, Holdco and their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.

Information about the directors and executive officers of AGM and Holdco is set forth in AGM’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 20, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Information about the directors and executive officers of AHL is set forth in AHL’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 21, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations of the stockholders of AGM and the shareholders of AHL, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward Looking Statements Disclaimer

This Current Report on Form 8-K contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Current Report on Form 8-K, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to Apollo’s dependence on certain key personnel, Apollo’s ability to raise new private equity, credit or real assets funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, generally, Apollo’s ability to manage its growth, fund performance, changes in Apollo’s regulatory environment and tax status, the variability of Apollo’s revenues, net income and cash flow, Apollo’s use of leverage to finance its businesses and investments by Apollo funds, litigation risks and potential governance changes and related transactions which are subject to regulatory, corporate and shareholders approvals, among others. Due to the COVID-19 pandemic, there has been uncertainty and disruption in the global economy and financial markets. While Apollo is unable to accurately predict the full impact that COVID-19 will have on Apollo’s results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, Apollo’s compliance with these measures has impacted Apollo’s day-to-day operations and could disrupt Apollo’s business and operations, as well as that of the Apollo funds and their portfolio companies, for an indefinite period of time. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed with the SEC on February 19, 2021, as such factors may be updated from time to time in Apollo’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in other filings.

The proposed transaction contemplated by the Merger Agreement is subject to risks, uncertainties and assumptions, which include, but are not limited to: (i) that Apollo may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant or place material restrictions on its approval for the consummation of the proposed transaction; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain Apollo stockholder approval and Athene shareholder approval for the proposed transaction; (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (v) risks related to disruption of management’s attention from Apollo’s ongoing business operations due to the proposed transaction; (vi) the effect of the announcement of the proposed transaction on Apollo’s relationships with its clients, operating results and business generally; (vii) the outcome of any legal proceedings to the extent initiated against Apollo or others following the announcement of the proposed transaction, as well as Apollo’s management’s response to any of the aforementioned factors; and (viii) industry conditions.

Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer of any Apollo fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: March 8, 2021	By:	/s/ John J. Suydam
	Name:	John J. Suydam
	Title:	Chief Legal Officer